                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 31, 2006
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                               THE LGL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

        Indiana                      1-106                        38-1799862
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

  140 Greenwich Avenue, 4th Floor, Greenwich, CT                      06830
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     (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

         Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 31, 2006, The LGL Group, Inc. (the "Company") entered into an
Employment  Agreement  with  Jeremiah M. Healy to serve as the  Company's  Chief
Financial  Officer (the  "Employment  Agreement").  The Employment  Agreement is
effective as of September 5, 2006, and is terminable by either party.  Under the
Employment Agreement, Mr. Healy is to receive a salary of $185,000 per annum and is eligible to receive a  discretionary  annual  bonus of $50,000.  In addition, upon commencement of his employment,  Mr. Healy will receive a one-time grant of
10,000  shares  of  restricted  stock  pursuant  to the  Company's  2001  Equity
Incentive Plan, which shares shall vest as follows: 5,000 shares on September 5,
2007 and 1,250 shares on each of December 5, 2007,  March 5, 2008,  June 5, 2008 and September 5, 2008.

         A copy of the Employment Agreement is attached hereto as EXHIBIT 99.1.

ITEM 5.02      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;   ELECTION  OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 31,  2006,  the  Company  increased  the size of its Board of
Directors  from five to seven  directors and elected  Patrick  Guarino and Peter
DaPuzzo.  The Board of  Directors  has not yet  determined  to which  committees
Messrs. Guarino and DaPuzzo will be elected.

         On September 5, 2006, the Company appointed  Jeremiah M. Healy as Chief
Financial  Officer of the Company.  Mr. Healy,  age 64, has served as a director and as the Chairman of the Audit  Committee of  Infocrossing,  Inc.  since 2004.
Infocrossing,  Inc. is a provider  of  selective  IT  outsourcing  and  business processing  solutions.  Mr.  Healy also served as the Vice  President  and Chief
Financial officer of Ge-Ray Holdings Co from 1989 to 2005. Ge-Ray Holdings Co is an integrated  merchandising and manufacturing company. For a description of Mr.
Healy's Employment Agreement, see Item 1.01 above.

         On September 5, 2006, the Company appointed Robert R. Zylstra as Senior
Vice President of Operations of the Company.  Mr. Zylstra,  age 58, has been the
President and Chief  Executive  Officer of Mtron  Industries,  Inc.  since 2000.
Mtron is a wholly owned  subsidiary  of the Company.  Upon  commencement  of his responsibilities,  Mr. Zylstra will receive a one-time grant of 10,000 shares of restricted  stock pursuant to the Company's 2001 Equity  Incentive  Plan,  which shares shall vest as follows: 5,000 shares on September 5, 2007 and 1,250 shares on each of December 5, 2007, March 5, 2008, June 5, 2008 and September 5, 2008.

         As at September 7, 2006,  the executive  officers of the Company are as follows:

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         John C. Ferrara              President and Chief Executive Officer
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         Jeremiah M. Healy            Chief Financial Officer
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         Robert R. Zylstra            Senior Vice President of Operations
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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (d) Exhibits.

           10.1     Employment  Agreement,  dated  September  5,  2006,  by  and between The LGL Group, Inc. and Jeremiah M. Healy.

                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE LGL GROUP, INC.

                                 By:  /s/ John C. Ferrara
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                                    Name: John C. Ferrara
                                    Title: President and Chief Executive Officer
September 7, 2006